Exhibit 99.1

Annual Shareholder Meeting
Investor Presentation
A Subsidiary of Carrollton Bancorp
August 28, 2013

This investor presentation contains forward-looking statements within the meaning of Section 21E of the
Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 concerning Carrollton
Bancorp’s plans, strategies, objectives, expectations, intentions, financial condition and results of operations.
These forward-looking statements reflect management’s current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements. The significant risks and uncertainties related to
Carrollton Bancorp of which management is aware are discussed in detail in the periodic reports that Carrollton
Bancorp files with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” section of its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q
for the quarter ended June 30, 2013. Investors are urged to review Carrollton Bancorp’s periodic reports, which are available at no charge through the SEC’s website at www.sec.gov and through Carrollton Bancorp’s website at www.baybankmd.com on the “Investor Relations” page. Carrollton Bancorp assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.
DISCLOSURE

▪ Carrollton Bank was formed in 1903 and built a community bank franchise serving the Baltimore market. Until April 19, 2013 when it merged into Bay
 Bank, FSB, Carrollton Bank was a wholly-owned subsidiary of Carrollton
 Bancorp.
▪ Bay Bank, FSB was formed in 2010 as a subsidiary of Jefferson Bancorp Inc.
 (JBI) by Financial Services Partners Fund I (FSPF) to purchase the assets and liabilities of Bay National Bank from the FDIC in July 2010.
▪ In 2012, JBI entered into a definitive agreement to acquire Carrollton Bancorp through a reverse merger transaction. In the transaction, which closed on
 April 19, 2013, JBI merged into Carrollton Bancorp, with Carrollton Bancorp as the surviving holding company, and Carrollton Bank merged into Bay Bank,
 FSB, with Bay Bank, FSB as the surviving bank.
▪ The post-merger Bay Bank, FSB, which remained a federal savings bank, has approximately $470 million in assets. The common stock of its holding company, Carrollton Bancorp, is listed on NASDAQ under the ticker symbol
 “CRRB”.
HISTORY OF BAY BANK
Carrollton
Bank
Opens
Shelf
Charter
approved
for JBI
JBI Acquired
Bay National
Bank from
FDIC
Bay Bank
Grows
Organically
The new
Bay Bank
& CRRB
April 2013
July 2010 to
Present
2010
July 2010
1903
THE PATH TO BAY BANK / CARROLLTON
BANCORP

OVERVIEW OF MERGER TRANSACTION

BayBank

STRATEGIC COMBINATION

- In-market acquisition closed April 19, 2013 and should provide the new Bay Bank with the scale necessary to compete in the Maryland market.
- Legacy Bay Bank offers a strong management team, focused on commercial banking and infrastructure, and is well-positioned for growth.
- Legacy Carrollton Bank offers a comprehensive consumer lending platform and diversified business lines including mortgage banking, electronic banking, and financial services.

ORGANIZATION SUMMARY

- Legacy JBI shareholders own approximately 84.14% of Carrollton Bancorp.
- The new Bay Bank has approximately $470MM in total assets, $375MM in gross loans, and $411MM in total deposits with a strong core deposit base.
- 12 branch network serving the Maryland market from Harford County to Wicomico County with a significant presence in the Baltimore/Washington corridor.
- All of Carrollton Bancorp's obligations under the TARP Capital Purchase Program were retired prior to the April 19, 2013 merger.
- Strong balance sheet and capital levels, Tangible Common Equity/Total Assets greater than 10%.
- Robust internal risk management and strong credit culture.

HOLDING CO. STRENGTH

- FSPF brings over 20 years of community bank operating experience and access to capital to continue a focus on growth.
- Highly regarded management team and Board of Directors. CEO of Bay Bank remained as CEO of the combined bank. Chairman of JBI became Chairman of Carrollton Bancorp.

4

DEAL METRICS OF MERGER
TRANSACTION VALUE
CONSIDERATION
IMPLIED PRICE / SHARE
CRRB TARP TREATMENT
CAPITAL RAISE
CLOSING
COST SAVINGS
$25.1 million ($14.1 million consideration to existing Carrollton Bancorp shareholders and $11 million additional investment by FSPF prior to closing.
42.5% of existing Carrollton Bancorp shareholders elected cash in exchange for their stock, 57.5% retained their stock.
▪ Carrollton Bancorp issued approximately 7.87 million shares of common stock to FSPF in exchange for its shares of JBI.
▪ Existing Carrollton shareholders had an option to either retain their shares or exchange their shares for $6.20 per share in cash.
Repayment of $9.2 million of TARP CPP obligations prior to closing.
$11MM capital injection by FSPF into JBI prior to closing.
April 19, 2013
Transaction drives EPS growth with potential to achieve up to 20%
cumulative cost savings.

BayBank

- **Proprietary Relationships** - Hovde's long-established professional networks often give first access to management and transaction opportunities.
- **Successful Capital Deployment** - Hovde has a successful track record in opportunistically investing over $1 billion in equity capital since the 1990s in the financial services and real estate related sectors, including healthy small banks and failed banks, both publicly traded and privately held.
- **Sector Specialists** - Hovde Private Equity Advisors has unparalleled experience with the unique regulatory, accounting, valuation, due diligence, and transaction structuring in the banking industry.
- **Due Diligence Expertise** – Hovde has extensive loan underwriting, real estate valuation, and due diligence expertise, and its team conducts proprietary investment diligence for Hovde and third parties.
- **Proven, Relevant Operating Experience** – Hovde's team has extensive experience with board representation, strategic guidance, and employing best practices across geographic markets to help banks grow their franchise.
- **Corporate Development Experts** - Hovde drives growth through targeted acquisitions of healthy and failed banks and strategically integrates acquisitions into existing operations.
- **Deal Expertise for Exits** - Hovde has realized exits on 12 of 16 investments through identifying and negotiating sales to strategic buyers, with an average 2.3x invested capital and an IRR of 46.6%.

STRONG FINANCIAL SPONSOR
Financial Services Partners Fund I is managed by Hovde Private Equity Advisors, LLC.
Hovde differentiates itself as a proven community bank investing specialist and has a track record of making control investments in community banks and thrifts since 1994.

Kevin Cashen, CEO and President - Baltimore native with over 29 years of experience in community banking in Virginia and Maryland including Loyola Federal S&L, Signet Bank and Chevy Chase Bank.
H. King Corbett, Chief Lending Officer - Baltimore native with over 35 years of banking experience in the Baltimore market with banks including Maryland National Bank, Sovran Bank, First National Bank of
Maryland (now M&T Bank) and SunTrust Bank.
H. Les Patrick, Chief Credit Officer/Special Assets - Banker with over 35 years of experience in the Baltimore/Washington markets. Joined the Bank from Bank of America. Worked with other banks including National Bank of Washington, American Security Bank, Equitable Bank, Maryland National Bank and
Provident Bank.
Gary M. Jewell, Senior Vice President of Electronic Banking - Leader at legacy Carrollton
Bank since July 1998 and had been Senior Vice President and Retail Delivery Group Manager. Prior to joining the Bank, Director of Product Management and Point of Sale Services for the MOST EFT network.
David Borowy, Interim Chief Financial Officer - Experienced financial professional with prior roles as CFO of legacy Bay National Bank and Calvert Street Capital Corporation. Mr. Borowy has previously served as interim CFO, guiding the institution during its acquisition of Carrollton Bancorp.
TALENTED MANAGEMENT TEAM

BayBank

Joseph J. Thomas, Chairman Carrollton Bancorp, Director Bay Bank – Managing Director of Hovde Private Equity Advisors LLC, where he is responsible for the day-to-day operations of the fund. Mr. Thomas offers nearly 30 years of financial services experience and previously Head of Financial Services Investment Banking at Wachovia Corporation.

Kevin G. Byrnes, Chairman Bay Bank – Mr. Byrnes has served in various leadership positions in the banking industry over the last forty years, including President of Provident Bank and CEO of Chase Bank of MD.

Robert J. Aumiller, Director – President of MacKenzie Commercial Real Estate Services, LLC, a commercial real estate brokerage where he has been for over 20 years. Mr. Aumiller has significant commercial development experience and was a practicing attorney prior to joining the firm.

Steven K. Breeden, Director – Principal in Security Development Corporation, a diversified real estate development company located in Howard County, Maryland.

Mark M. Caplan, Director – President and CEO of the Time Group, Chairman of WP&M Real Estate Group and founder and President of Madison Capital.

Kevin Cashen, Director, CEO, President – Biography listed previously.

Harold "Hal" Hackerman, CPA, Director – Director of the Audit, Accounting, and Consulting Department of Ellin & Tucker, Chartered.

Charles L. Maskell Jr., CPA, Director – Founder and Managing Director of Chesapeake Corporate Advisors, LLC, a corporate advisory and management consultant firm.

Shaun E. Murphy, Director – Managing Director at Hovde Private Equity Advisors, LLC. Over 25 years of banking and financial services background with firms including CapitalSource, PNC Capital Markets, Allfirst Bank, Riggs National Bank and HSBC Bank.

EXPERIENCED BOARD OF DIRECTORS

OPERATING PHILOSOPHY

BayBank

THE BANK WILL ENHANCE SHAREHOLDER VALUE BY ADHERING TO ITS THREE BASIC OPERATING PRINCIPLES:

Superior Service	High Quality Employees	Financial Stewardship
▪ Service levels will always make a difference to the customer. ▪ Outstanding customer service will be our calling card in the market. ▪ Service will be the differentiator from the large bank experience. ▪ People are willing to pay for a superior customer service experience.	▪ The Bank will hire very high quality employees with positive reputations in the market. ▪ Only very experienced employees will represent the Bank. ▪ Employee retention will be a focus to ensure a consistent customer experience. ▪ Compensation is aligned with shareholder interest.	▪ We are committed to a long term view with safety and soundness paramount in our efforts. ▪ We intend to maintain strong capital levels. ▪ We intend to maintain a strong credit culture. ▪ We have developed a strong compliance culture.

9

COMPREHENSIVE & DIVERSE BUSINESS UNITS

BayBank

COMMUNITY BANKING

- Core deposit base contains 38% transaction accts
- Strong business banking franchise(4.91% NIM for 2nd Q 2013)
- Extensive 12 branch network
- INVEST Financial Services Program ($700k+ in fees)

COMMERCIAL LENDING

- Seasoned team of Commercial Bankers (12)
- Broad focus across C&I & CRE markets
- Business Banking unit serving small businesses
- Robust Cash Management platform include remote deposit capture

MORTGAGE BANKING

- Significant Purchase Money Volume (70%+)
- Originated $385MM of mortgages in 2012
- Generated $5.9MM, net of commissions in 2012
- 14 Mortgage Bankers

ELECTRONIC BANKING

- Robust market share for PIN transactions
- POS Sponsorships (90%), ATM fees (3%), Check Card fees (7%)
- Excellent fee income stream ($3.0MM in 2012)
- Local commercial relationships

10

BayBank

THE BANK WILL BENEFIT FROM A DIVERSIFIED LOAN PORTFOLIO AND HIGH PERCENTAGE OF LOW COST DEPOSITS.

Multifamily
4%
Consumer & Other
1%
Commercial & Industrial
8%
Constr & Land Dev.
8%
HELOC
10%
Commercial Real Estate
37%
Residential Real Estate
32%

Demand Deposits
25%
Retail Time
35%
NOW & Other Trans Accts
10%
MMDA & Savings
27%
Jumbo Time
3%

Construction & Land Dev.	30,402	NA	8.1%
HELOC	38,708	NA	10.3%
Residential Real Estate	119,356	6.27%	31.8%
Commercial Real Estate	139,858	6.37%	37.3%
Multifamily	15,247	NA	4.1%
Commercial & Industrial	29,742	6.88%	7.9%
Consumer & Other	1,607	5.25%	0.4%

Demand Deposits	101,440	24.69%
NOW & Other Trans Accts	41,661	10.14%
MMDA & Savings	110,109	26.80%
Jumbo Time	12,337	3.00%
Retail Time	145,312	35.37%

JUNE 30, 2013 LOAN & DEPOSIT COMPOSITION
Loan Portfolio	($000s)	Rate	%

Gross Loans	$374,920	6.41%	100.0%
Deposit Composition	($000s)	Rate	%

Total Deposits	410,859	0.41%	100.00%

CARROLLTON BANCORP FINANCIALS

BayBank

	Bay Bank ("Carrollton Bancorp")
Balance Sheet Highlights	
Cash & Investments	$64,984,296
Gross Loans	374,925,735
Total Assets	471,133,391
Total Deposits	410,300,623
Total Liabilities	417,300,602
Total Equity	53,832,789
Income Statement Highlights	**Six-Months Ending June 2013**
Interest Income	$7,177,692
Interest Expense	503,296
Net Interest Income	6,674,396
Noninterest Income	7,504,048
Noninterest Expense	9,440,930
Net Income	3,896,168
Ratios & Miscellaneous	
Tier 1 Capital to Adj. Total Assets	10.72%
Total Risk Based Capital Ratio	13.68%
Number of Shares Outstanding	9,361,378
Book Value per Share	$5.75
Net Interest Margin*	4.91%
ROAA*	4.79%
ROAE*	40.35%
Efficiency Ratio	88.30%
NPAs/Assets	1.20%
Number of Employees	169
Number of Full Service Branches	12

* 2nd Q 2013 annualized

Legal lending limit has increased to approx. $8 million

Transaction accounts comprise 38.2% of the core deposit base, with deposit costs totaling 41bps (2nd Q 2013).

Includes Bargain Purchase Gain ($5.4 million), Mortgage Banking and Electronic Banking.

Includes one-time merger related expenses of $1.9 million.

Bay Bank's operating agreement with the OCC requires a 10% Tier-1 Leverage ratio

Currently trading at approx. 90% of book value

NPAs to Assets remain manageable allowing the company to continue on its organic and acquisitive business strategy.

12

DEPOSIT MARKET SHARE & BRANCH FOOTPRINT

BayBank

BALTIMORE-TOWSON MARKET SHARE
(Maryland domiciled banks)

2012 Rank	Institution	# of Branches	2012 Deposit Share ($000)	2012 Deposit Share (%)
1	First Mariner Bancorp	19	1,030,695	1.62
2	Sandy Spring Bancorp Inc.	15	687,975	1.08
3	Severn Bancorp Inc.	4	649,882	1.02
4	Rosedale FS&LA	9	641,770	1.01
5	Eastern SB FSB	5	484,916	0.76
6	Arundel FSB	7	426,883	0.67
7	Capital Funding Bancorp LLC	3	407,976	0.64
8	**Carrollton Bancorp**	**13**	**404,873**	**0.64**
9	Queenstown Bancorp of MD Inc.	6	353,778	0.56
10	Howard Bancorp Inc.	7	325,399	0.51

* as of June 30, 2013 (Source: FDIC, SNL)
** Map does not show legacy Jefferson Bancorp, Inc. Salisbury, MD branch.

BRANCH FOOTPRINT**

Bel Air
Fallston
Cockeysville
Reisterstown
Hampton
Joppatowne
Owings Mills
Lutherville
Towson
Perry Hall
Pikesville
Parkville
White Marsh Station
Randallstown
Overlea
Rossville
Milford Mill
Lochearn
Rosedale
Middle River
Essex
Baltimore
Ellicott City
Catonsville
Dundalk
Lansdowne
Baltimore Highlands
Edgemere
Columbia
Elkridge
Linthicum Heights
Ferndale
Jessup
Glen Burnie
Severn
South Gate
Green Haven
Pasadena
Lake Shore
Laurel
Maryland City

13

BayBank

Maryland (MD)									
County	Market Rank	Number of Branches	Company Deposits in Market ($000)	Deposit Market Share (%)	Total Population 2012 (Actual)	Population Change 2010-2012 (%)	Projected Population Change 2012-2017 (%)	Median HH Income 2012 ($)	Projected HH Income Change 2012-2017 (%)
Baltimore	14	5	256,859	1.60	808,120	0.38	1.32	60,846	21.97
Baltimore (City)	14	2	72,832	0.29	624,266	0.53	0.65	37,621	10.43
Anne Arundel	22	3	47,018	0.46	545,944	1.54	4.38	81,688	12.39
Howard	18	1	19,619	0.39	294,994	2.75	6.93	103,623	6.96
Wicomico	11	1	10,669	0.70	99,244	0.52	2.25	51,010	17.44
Harford	23	1	8,545	0.27	248,257	1.40	2.28	75,605	12.12
MD Totals		**13**	**415,542**		**2,620,825**				
Weighted Average: Bay Bank						**0.68**	**1.86**	**61,204**	**17.83**
Aggregate: Entire State of Maryland						**1.13**	**3.00**	**68,038**	**18.21**
Aggregate: National						**1.42**	**3.47**	**50,157**	**13.43**

MARKET OVERVIEW
As of June 30, 2012 (Source: SNL Financial)

BayBank

SMALL BUSINESS IN MARYLAND

Employment Size Of Enterprise	Companies	Employees	Annual Payroll ($1,000)
All firms	**109,087**	**2,122,388**	**96,620,659**
Fewer than 5 employees	62,872	106,825	4,283,847
5 to 9 employees	18,403	120,602	4,351,225
10 to 19 employees	11,916	158,537	6,028,792
20 to 99 employees	10,546	391,937	16,314,170
100 to 499 employees	2,704	327,330	14,676,079
500 employees or more	2,646	1,017,157	50,966,546

IN MARYLAND, SMALL BUSINESSES COMPRISE 97.6% OF ALL EMPLOYERS
AND EMPLOY 52.1% OF THE PRIVATE SECTOR WORKFORCE:
▪Of the 109,087 employer firms, 106,441 have fewer than 500 employees
▪These firms employ more than 1.1 million workers (1,105,231)
▪These firms have an annual payroll of approximately $45.7 billion,
47% of the total payroll of employer firms in the state
SMALL BUSINESSES DOMINANT MARYLAND MARKET
Source: Department of Business & Economic Development

▪ Exceptional new management team and board of directors from both companies.
▪ Vibrant, high-growth primary market in greater Baltimore-Washington corridor.
▪ Balanced community banking business model with strong credit and fee-based products.
▪ Enhanced scale attributes, improved profitability and increased legal lending limit.
▪ Strong balance sheet with 10% tier one capital and moderate classified assets-to capital.
▪ Positioned to grow organically and via acquisition to become a $1-3 billion in assets.
SUMMARY

INVESTOR CONTACT:
Kevin B. Cashen
President & CEO
410.427.3707
kcashen@baybankmd.com
www.baybankmd.com